UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2025
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact name of registrant as specified in its charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd.,		4th Floor, One Vine Street
Suite 5100		London	Delftseplein 27E
Houston, Texas		W1J0AH	3013AA	Rotterdam
USA	77056	United Kingdom	Netherlands
(Address of principal executive offices) (Zip code)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	275 5500
(Registrant’s telephone numbers, including area codes)
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On June 5, 2025, LyondellBasell Industries N.V. (“LYB”) announced LyondellBasell Industries Holdings B.V. (the “Seller”) and AEQ Amethyst B.V. (the “Purchaser”) entered into a Put Option Letter Agreement (the “Agreement”) for the acquisition by the Purchaser of all of the issued and outstanding equity interests in the subsidiaries of LYB that hold (or will hold) the assets and liabilities of its olefins and polyolefins businesses at Carrington (UK), Tarragona (Spain), Münchsmünster (Germany), and Berre l’Etang (France) (collectively, the “Target Group”), including central supporting functions (such acquisition, the “Transaction”).

Under the Agreement, as reported on the Current Report on Form 8-K (the “Prior Form 8-K”) filed by LYB on that same date, the Purchaser made an irrevocable commitment to enter into the Transaction subject to the terms and conditions of a sale and purchase agreement attached thereto (the “SPA” and such commitment, the “Put Option”). The Seller’s right to exercise the Put Option was subject to the terms and conditions of the Agreement, including the completion of required employee notification and works council consultation processes as described in the Prior Form 8-K. The French consultation process was completed on October 15, 2025, and on October 23, 2025, the Seller exercised the Put Option.

On October 29, 2025, the Seller and Purchaser entered into the SPA in the form attached to the Agreement and as described in the Prior Form 8-K. The SPA contains customary representations, warranties and covenants by the parties, including post-closing covenants related to employee and other matters.

The closing of the Transaction is subject to customary closing conditions, including satisfaction of regulatory conditions, completion of additional required employee representative and works council consultation processes, and completion of the carve-out and transfer of the relevant assets and liabilities to the Target Group entities. The Transaction is expected to close during the first half of 2026.

The foregoing descriptions of the Agreement and SPA do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement (which was previously filed as Exhibit 10.1 to the Prior Form 8-K) and the SPA, which is attached to this Current Report on Form 8-K as Exhibit 10.1, each of which is incorporated herein by reference.

Cautionary Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. The statements in this Form 8-K relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially from the anticipated results, or other expectations expressed in this Report, including, but not limited to, the satisfaction of closing conditions and our ability to complete the transaction described. While these statements and projections are made in good faith, LYB and its management cannot guarantee that anticipated future results will be achieved. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the "Risk Factors" section of our Form 10-K for the year ended December 31, 2024, which can be found at www.LyondellBasell.com on the Investors page. Forward-looking statements provide the company’s current expectations or predictions of future conditions, events or results and speak only as of the date they are made, and the company can provide no assurance that these expectations and predictions will prove to have been correct and actual results may vary materially. LYB disclaims any obligation to publicly update or revise any forward-looking statements, except as required by law.
Item 2.02.    Results of Operations and Financial Conditions.
On October 31, 2025, LyondellBasell Industries N.V. announced earnings results for the quarter ended September 30, 2025 and provided a supplemental discussion of segment results. Copies of our earnings release and segment results are attached as Exhibit 99.1 and 99.2, respectively, and are incorporated into this Item 2.02 by reference.
The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Sale and Purchase Agreement dated as of October 29, 2025, between LyondellBasell Industries Holdings B.V. and AEQ Amethyst B.V.

10.2
Put Option Letter Agreement between LyondellBasell Industries Holdings B.V. and AEQ Amethyst B.V. (including the form of Sale and Purchase Agreement as Schedule 1 thereto) incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 5, 2025.

99.1	Press Release dated October 31, 2025.

99.2	Business Results Discussion by Reporting Segment dated October 31, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	October 31, 2025
		By:	/s/ Matthew D. Hayes
Matthew D. Hayes
Senior Vice President,
Chief Accounting Officer
(Principal Accounting Officer)